UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
May 12, 2006
Doane Pet Care Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27818 (Commission file number)	43-1350515 (IRS employer identification no.)

210 Westwood Place South, Suite 400 Brentwood, TN (Address of principal executive offices)	37027 (Zip code)
Registrant’s telephone number, including area code: (615) 373-7774
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated May 16, 2006
Press Release dated May 12, 2006

Section 2—Financial Information.
Item 2.02. Results of Operation and Financial Condition.
     On May 16, 2006, Doane Pet Care Company (the “Company”) issued a press release with respect to its quarterly earnings for the first quarter of fiscal 2006. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     In the press release, the Company refers to a non-GAAP financial measure called Adjusted EBITDA as a supplemental disclosure to GAAP cash flows from operating activities. Management believes that Adjusted EBITDA is a useful presentation to investors in addition to GAAP cash flows from operating activities because of the significant impact working capital fluctuations can have on reported GAAP cash flows from operating activities. Management also believes Adjusted EBITDA is an analytical indicator of cash generated for purposes of assessing the Company’s ability to service its debt and fund capital expenditures. In addition, management believes that Adjusted EBITDA is of interest to the Company’s investors and lenders because it is the basis for the calculation of the financial covenant tests under the Company’s senior credit facility. The Company’s management uses Adjusted EBITDA to evaluate its business, to allocate resources and capital and to measure performance for incentive compensation purposes. Adjusted EBITDA should be considered in addition to, not as a substitute for, GAAP cash flows from operating activities.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 7—Regulation FD.
Item 7.01. Regulation FD Disclosure.
     On May 12, 2006, the Company issued a press release announcing cash tender offers and related consent solicitations with respect to its 10¾% Senior Notes due 2010 and its 10⅝% Senior Subordinated Notes due 2015. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9—Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
     (a) Exhibits

99.1	Press Release Dated May 16, 2006

99.2	Press Release Dated May 12, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY

By:	/s/ PHILIP K. WOODLIEF

Philip K. Woodlief
Vice President, Finance and Chief Financial Officer

By:	/s/ STEPHEN P. HAVALA

Stephen P. Havala
Corporate Controller and Principal Accounting Officer
Date: May 16, 2006

EXHIBIT INDEX

Exhibit
Index	Description

99.1	Press Release Dated May 16, 2006

99.2	Press Release Dated May 12, 2006